DECOMMISSIONING AND RESTORATION PROVISION - Additional information (Details) - Decommissioning and restoration provision $ in Thousands, $ in Thousands	Dec. 31, 2020 CAD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CAD ($)	Dec. 31, 2019 USD ($)
Provision:
Undiscounted basis of provision	$ 31,344	$ 24,618	$ 27,386	$ 21,086
Inflation rate
Provision:
Rate basis	1.6	1.6	1.7	1.7
Discount rate
Provision:
Rate basis	0.9	0.9	1.5	1.5